Exhibit 99.1

Radius Global Infrastructure Announces Proposed Offering of $200 Million of Convertible Senior Notes

September 7, 2021

NEW YORK--(BUSINESS WIRE)--September 7, 2021-- Radius Global Infrastructure, Inc. (Nasdaq: RADI) (“Radius” or the “Company”) today announced its intention to offer, subject to market conditions and other factors, $200 million aggregate principal amount of convertible senior notes due 2026 (the “Notes”) in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the offering, Radius expects to grant to the initial purchasers of the Notes an option to purchase, for settlement within a 13-day period from the date of initial issuance of the Notes, up to an additional $30 million aggregate principal amount of notes on the same terms and conditions (the “Additional Notes”).

The Notes will be fully and unconditionally guaranteed by APW OpCo LLC, Radius’s majority-owned subsidiary, and will be senior, unsecured obligations of Radius and APW OpCo LLC. Interest on the Notes will be payable semi-annually in arrears. The Notes will be convertible into cash, shares of Radius’s Class A common stock, or a combination thereof, at Radius’s election. Prior to the close of business on the business day immediately preceding March 15, 2026, the Notes will become convertible only under certain circumstances and during certain periods. Final terms of the Notes, including the interest rate, the initial conversion rate, repurchase or redemption rights and other terms, will be determined at the time of pricing.

Radius intends to use a portion of the net proceeds from the offering (including any additional proceeds resulting from the exercise by the initial purchasers of their option to purchase the Additional Notes) to pay the cost of certain capped call transactions described below. Radius intends to use the remainder of the net proceeds for general corporate purposes, including acquisitions of real property interests and contractual rights underlying wireless communications cell sites and other telecommunications-related assets, other business opportunities, capital expenditures, and working capital.

In connection with the pricing of the Notes, Radius expects to enter into privately negotiated capped call transactions with one or more financial institutions, which may include one or more of the initial purchasers or their respective affiliates and/or other financial institutions (the “Option Counterparties”). The capped call transactions are expected generally to reduce the potential dilution to Radius’s Class A common stock upon any conversion of the Notes and/or offset any cash payments Radius is required to make in excess of the principal amount of converted notes, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase the Additional Notes, Radius expects to enter into additional capped call transactions with the Option Counterparties.

Radius expects that, in connection with establishing their initial hedge of the capped call transactions, the Option Counterparties or their respective affiliates will purchase shares of Radius’s Class A common stock and/or enter into various derivative transactions with respect to Radius’s Class A common stock concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of Radius’s Class A common stock or the Notes at that time.

In addition, the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivative transactions with respect to Radius’s Class A common stock and/or purchasing or selling Radius’s Class A common stock or selling Radius’s Class A common stock or other securities in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so during any observation period related to a conversion of the Notes). This activity could also cause or avoid an increase or a decrease in the market price of Radius’s Class A common stock or the Notes, which could affect the ability of noteholders to convert the Notes, and, to the extent the activity occurs during any observation period related to a conversion of the Notes, it could affect the number of shares and value of the consideration that noteholders will receive upon conversion of the Notes.

The Notes will be offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act by means of a private offering memorandum. The Notes, the related APW OpCo LLC guarantee, and the shares of Radius’s Class A common stock issuable upon conversion of the Notes, if any, have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and, unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements. This press release does not constitute an offer to sell or the solicitation of an offer to buy securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

About the Company

Radius Global Infrastructure, Inc., through its subsidiary AP WIP Investments, LLC, is a multinational owner of a portfolio of primarily triple net rental streams from wireless operators and tower companies for properties underlying their mission critical digital infrastructure.

FORWARD-LOOKING STATEMENTS AND DISCLAIMERS

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to risks and uncertainties. For these statements, Radius claims the protections of the safe harbor for forward-looking statements contained in such Sections. These forward-looking statements include statements regarding the anticipated terms of the Notes being offered, the completion, timing and size of the proposed offering, the intended use of net proceeds from the offering, and the anticipated terms of, and the effects of entering into, the capped call transactions described above. In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, their negative or other variations or comparable terminology. Forward-looking statements are subject to significant risks and uncertainties and are based on beliefs, assumptions and expectations based upon Radius’s historical performance and on its current plans, estimates and expectations in light of information available to it. Among the important factors that Radius thinks could cause its actual results to differ materially from those expressed in or contemplated by the forward-looking statements include risks related to or associated with whether Radius will consummate the offering on the expected terms, or at all, whether Radius will enter into the capped call transactions, the terms thereof and whether the capped call transactions become effective, market conditions, including market interest rates, the trading price and volatility of Radius’s Class A common stock and risks relating to Radius’s business, including those described in Radius’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in Radius’s subsequent filings under the Exchange Act. The forward-looking statements included in this press release speak only as of the date of this press release. Except as required by law, Radius is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Relations:

Jason Harbes, CFA

Email: investorrelations@radiusglobal.com

Phone: 1-484-278-2667

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